EXHIBIT 32.2

CFO CERTIFICATION OF PERIODIC REPORT

I, Kevin T. Michaels, Senior Vice President, Finance and Chief Financial Officer of Powerwave Technologies, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. the Quarterly Report on Form 10-K of the Company for the quarterly period ended October 3, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 11, 2004	By:	/s/ KEVIN T. MICHAELS
Kevin T. Michaels

Senior Vice President, Finance and
Chief Financial Officer

Powerwave Technologies, Inc.